Exhibit 99.1

(LOGO) YELLOW CORPORATION                    (LOGO) ROADWAY CORPORATION

Yellow Roadway Corporation

A Bold Strategic Combination

Building for the Future

September 3-5, 2003

Making global commerce work by connecting people, places, and information.

First, an update on Yellow performance

Yield and Tonnage Balance → Operating Income Growth

Price / Volume Balance - 2Q03 vs. 2Q02
11.0%
7.0%
3.0%
-1.0%
-5.0%
-4.0%
0.0%
4.0%
8.0%
12.0%
16.0%
FedEx Freight
Con-Way
Arkansas Best
Yellow Transportation
Roadway Express

$ Improvement in Operating Income - 2Q03 vs. 2Q02
-$3,000
$2,073
$2,570
$8,460
$25,836
FedEx Freight
Arkansas Best Freight
Roadway Express
Con-Way
Yellow Transportation

2

(LOGO) YELLOW CORPORATION

First, an update on Yellow performance

Yield and Tonnage Balance	Operating Income Growth

[CHART]	[CHART]

(LOGO) YELLOW CORPORATION

(LOGO) Roadway Corporation

Roadway Transaction –

The Right Strategy, the Right Partner

■	Advances strategy

■	One-stop shopping

•	Greater penetration of premium services

•	Non-asset solutions to larger base of customers

•	Next-day opportunities

•	Technology solutions for customers and operations

■	Continued investments in both companies’ brands

■	Operate networks separately

•	Not ‘crunching’ Yellow Transportation and Roadway Express together

•	Pre-empts labor and customer issues

•	Preserves brand equity

■	Over time, further brand differentiation

(LOGO) YELLOW CORPORATION

(LOGO) Roadway Corporation

The Right Strategy, the Right Partner

■	Enhanced Scale and Market Position

■	Combined revenue of approximately $6 billion

•	Nearly 48,000 employees in over 700 locations

■	Largest North American transportation company focused on shipments over 150 pounds

■	Strong #3 position – more competitive with UPS and FedEx

■	Large customer bases with limited overlap

(LOGO) YELLOW CORPORATION

(LOGO) Roadway Corporation

The Right Time

■	Both companies are solidly profitable

■	Roadway management team supportive of strategy

■	5-year labor agreement

■	Favorable financial markets

■	Potential of economic recovery

■	Substantial operating leverage

■	Incremental margins of 15 – 20%

(LOGO) YELLOW CORPORATION

(LOGO) Roadway Corporation

Mitigating the risks

■	Customer retention

■	Don’t provide reasons for customers to change

•	Do what we said we would do

•	Maintain high levels of service and quality

•	Key customer interfaces remain in place

■	Provide enhancements to customer experience

•	Implement best practices

•	Leverage cost structure / investments across the larger organization

•	Additional service offerings of combined company

■	Customer feedback to date has been supportive of transaction

•	Ongoing and proactive customer communications programs

•	No visible customer leakage

(LOGO) YELLOW CORPORATION

(LOGO) Roadway Corporation

Mitigating the risks

■	Employee Retention / Union Relations

■	Goal is to grow from a larger, stronger competitive position

■	Retaining key employees is a top priority

•	James Staley, President & CEO of Roadway, will remain in his position at Roadway

•	Keeping trained and knowledgeable field employees is critical to customer service

■	Continuous and proactive communication is key

■	Do what we said we would do

■	Productive dialogue with Teamsters’ senior management

(LOGO) YELLOW CORPORATION

(LOGO) Roadway Corporation

Near-term synergies

■	Accretive with only $30 million of cost synergies

■	Represents less than 0.5% of operating expenses

■	Run rate cost synergies of between $45 million and $125 million twelve months after closing

■	Examples of conservative case synergies:

■	Purchased transportation (rail, ocean, air, cartage)

■	Duplicate support infrastructure

■	Equipment and parts purchasing

■	Technology acquisition and licensing (no systems integration required)

■	Best practices opportunities

(LOGO) YELLOW CORPORATION

(LOGO) Roadway Corporation

Longer-term potential synergies

■	Target is at least 5% of costs ($300+ million)

■	Examples of longer-term synergies:

■	Optimization of linehaul networks and terminal efficiency

■	Moving toward common technology systems

■	Common equipment maintenance systems

Pro forma leverage

YELLOW CORPORATION

Roadway Corporation

Debt to EBITDA

<2.25
<2.00
12/31/03
12/31/04

Debt to Capital

<50%
<44%
12/31/03
12/31/04

10

(LOGO) YELLOW CORPORATION

(LOGO) Roadway Corporation

Pro forma leverage

Debt to EBITDA	Debt to Capital

[BAR CHART]	[BAR CHART]

■	Both companies will continue to reduce debt

■	Free cash flow generation allows for rapid debt reduction

■	NOPAT return on capital above cost of capital within 12 months of closing

(LOGO) YELLOW CORPORATION

(LOGO) Roadway Corporation

Anticipated capital structure at closing

■	Debt structure provides flexibility at attractive terms

	(millions)
■ ABS borrowings	$103
■ Term loan	175
■ Convertible notes	250
■ New senior unsecured notes	150
■ Roadway senior unsecured notes	252	(1)
■ Industrial development bonds	14

■ Total debt	$944	(2)

■	All-in cost of debt of approximately 7%

(1)	$225 million of notes marked to fair value of $252 million as part of purchase accounting

(2)	Total debt amount may vary

(LOGO) YELLOW CORPORATION

(LOGO) Roadway Corporation

Timeline update

■	Department of Justice review

■	Second request received on August 18

■	Currently providing responses

■	SEC process

■	Preliminary proxy filed on August 19

■	Announcement of record date pending

■	Shareholder vote likely in fourth quarter

■	Financing

■	Majority of capital structure is in place

■	Senior unsecured notes offered after DOJ clearance

■	Secured facility (revolver, term loan) completed near closing

■	Closing targeted for fourth quarter

(LOGO) YELLOW CORPORATION

(LOGO) Roadway Corporation

Transaction terms and structure

Transaction value	■ $48 per share

■ Equity value: $961 million

■ Total enterprise value: $1.2 billion

■ Adjusted total enterprise value: $1.5 billion(1)

Consideration	■ 50% cash and 50% Yellow stock

■ Roadway shareholders will be given a right to elect cash or stock for each share they own

■ Following election, cash and stock will be pro rata amongst shareholders (i.e., in aggregate approximately 50% stock and 50% cash)

(1)	Leases capitalized at 5.0x.

Transaction terms and structure (cont'd)

$21.21
$28.69
Collar
$51.60
8/28/03 closing price $28.31
7/8/03 60-day avg price $24.95
Effective value per share
Yellow 20-trading day average stock price
$18.00
$20.00
$22.00
$24.00
$26.00
$28.00
$30.00
$32.00
$54.00
$53.00
$52.00
$51.00
$50.00
$49.00
$48.00
$47.00
$46.00
$45.00
$44.00

14

(LOGO) YELLOW CORPORATION

(LOGO) Roadway Corporation

Transaction terms and structure (cont’d)

Value per Roadway share assuming 50% stock / 50% cash consideration

[CHART]

(LOGO) YELLOW CORPORATION

(LOGO) Roadway Corporation

Summary

■	Summary of transaction benefits

■	Consistent with strategy – ‘one-stop shopping’

■	Strong brand equity preserved

■	Increased scale of operations and stronger market share

■	Low risk integration strategy

■	Non-asset opportunities with even larger customer base

■	Continued financial strength

■	Solid liquidity and leverage positions / ability to generate free cash flows

■	Significant operating leverage and incremental margins (15 – 20%)

■	NOPAT return on capital > WACC with 12 months of closing

(LOGO) YELLOW CORPORATION

(LOGO) Roadway Corporation

Forward-looking statements

■	This presentation (and oral statements made regarding the subjects of this presentation, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “expect,” “will,” “remain,” “estimated,” “anticipated” and similar expressions are intended to identify forward-looking statements. The expectations set forth in this release regarding accretion, incremental margins, economic recovery, achievement of annual savings and synergies, achievement of strong cash flow, sufficiency of cash flow to fund capital expenditures and achievement of debt reduction targets are only the parties’ expectations regarding these matters. Actual results could differ materially from these expectations depending on factors such as the combined company’s cost of capital, the ability of the combined company to identify and implement cost savings, synergies and efficiencies in the time frame needed to achieve these expectations, prior contractual commitments of the combined companies and their ability to terminate these commitments or amend, renegotiate or settle the same, the combined company’s actual capital needs, the absence of any material incident of property damage or other hazard that could affect the need to effect capital expenditures, any unforeseen merger or acquisition opportunities that could affect capital needs, the costs incurred in implementing synergies and the factors that generally effect both Yellow and Roadway businesses as further outlined in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in each of the companies respective Annual Reports on Form 10-K for the year ended December 31, 2002. Yellow plans regarding the maintenance of the separate Yellow and Roadway brands and networks, technology matters, service offerings, the focus on administrative and back office synergies and are only its current plans and intentions regarding these matters. Actual actions that the combined company may take may differ from time to time as the combined company may deem necessary or advisable in the best interest of the combined company and its shareholders to attempt to achieve the successful integration of the companies, the synergies needed to make the transaction a financial success and to react to the economy and the combined company’s market for its transportation services.